Exhibit 32

CERTIFICATION

Pursuant to 18 United States Code Section 1350,

As adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of Riverwood Holding, Inc. (the ‘‘Company’’) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN M. HUMPHREY
Name: Stephen M. Humphrey
Title: President and Chief Executive Officer
Date: August 7, 2003

Exhibit 32 (cont'd)

CERTIFICATION

Pursuant to 18 United States Code Section 1350,

As adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of Riverwood Holding, Inc. (the ‘‘Company’’) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL J. BLOUNT
Name: Daniel J. Blount
Title: Senior Vice President and Chief Financial Officer
Date: August 7, 2003